UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 15, 2019

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1332 Londontown Blvd., Sykesville, MD 21784
(Address of principal executive offices and zip code)

(410) 970-7800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Form 8-K/A

On February 19, 2019, GSE Systems, Inc. (the Company, GSE) filed a Current Report on Form 8-K (the Original Form 8-K) reporting that on February 15, 2019, the Company closed its acquisition of DP Engineering Ltd. Co. (DP Engineering). This Form 8-K/A amends the Original Form 8-K to include the historical audited financial statements of DP Engineering and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of the Business Acquired

(i)	Audited financial statements for the years ended December 31, 2017 and 2016, are filed herewith as Exhibit 99.1.
(ii)	Unaudited interim financial statements for the nine months ended September 30, 2018 and 2017, are filed herewith as Exhibit 99.2.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information related to the DP Engineering acquisition is attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

(i)	Unaudited pro forma condensed combined balance sheets as of September 30, 2018.
(ii)	Unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2018 and for the year ended December 31, 2017.

(d)	Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Calvetti Ferguson, P.C., Independent Auditor.
99.1	Audited financial statements of DP Engineering for the years ended December 31, 2017 and 2016.
99.2	Unaudited financial statements as of September 30, 2018 and 2017
99.3	Unaudited pro forma condensed combined financial information of the Company and DP Engineering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.
Date: May 1, 2019	/s/ Emmett Pepe
Emmett Pepe
Senior Vice President and Chief Financial Officer